                                                     Exhibit 4.3


MED-EMERG INTERNATIONAL, INC.




 IC



CUSIP 583932 10 8


SEE REVERSE FOR

CERTAIN DEFINITIONS


THIS CERTIFIES THAT



is the owner of



FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, OF NO PAR VALUE, OF



MED-EMERG INTERNATIONAL, INC.



(hereinafter called the "Corporation"). The shares evidenced by this certificate are transferable only on the stock transfer books of the Corporation by the holder hereof, in person or by attorney, upon surrender of the certificate properly endorsed.

IN WITNESS WHEREOF the Corporation has caused this certificate to be executed by the signatures of its duly authorized officers and has caused its facsimile seal to be hereunto affixed.

Dated:


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SECRETARY


PRESIDENT


COUNTERSIGNED AND REGISTERED:

CONTINENTAL  STOCK TRANSFER & TRUST COMPANY

(JERSEY CITY, NEW JERSEY)

TRANSFER AGENT

AND REGISTRAR

BY

 AUTHORIZED OFFICER

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MEG-EMERG INTERNATIONAL, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM

TEN ENT

JT TEN

?

?

?

as tenants in common

as tenants by the entireties

as joint tenants with right of

 survivorship and not as tenants

in common

UNIF GIFT MIN ACT ?  Custodian

 (Cust) (Minor)

under Uniform Gifts to Minors

Act

 (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER

      IDENTIFYING NUMBER OF ASSIGNEE



(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)


Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint.

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Attorney to transfer the said shares of the books of the within named Corporation with

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full power of substitution in the premises.

Dated


THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

Signature(s) Guaranteed:

              NOTICE: